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                                                                    Exhibit 10.2


                    FIRST AMENDMENT TO EMPLOYMENT AGREEMENT
                    ---------------------------------------


     THIS AGREEMENT is entered into this 31/st/ day of March, 1992, by and between Central Co-operative Bank, Somerville, Massachusetts (the "Bank") and John D. Doherty (the "Employee").

     WHEREAS, the parties have previously entered into an employment agreement (the "Agreement") dated October 24, 1986 providing for the employment of the Employee as the President of the Bank; and

     WHEREAS, the parties desire by this writing to amend paragraph 1 of the Agreement as set forth herein.

     NOW, THEREFORE, it is AGREED as follows:

     1. Section 1 of the Agreement is amended by deleting the first sentence therein and adding a new first sentence as follows:

          The Employee is employed as the President and Chief Executive Officer of the Bank.

     2. Nothing contained herein shall be held to alter, vary or affect any of the terms, provisions, or conditions of the Agreement other than as stated above.

     IN WITNESS WHEREOF, the undersigned have executed this First Amendment to the Agreement on the day and year first written above.


ATTEST:                             CENTRAL CO-OPERATIVE BANK


/s/ Gladys N. Partamian             By: /s/ Burton F. Faulkner, Jr.
-----------------------                 ---------------------------
                                        Chairman of the Finance
                                        Committee


WITNESS:

/s/ Rosemarie Mitchell              /s/ John D. Doherty
----------------------              -------------------------------
                                    John D. Doherty